SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                333-115122                               30-0183252
------------------------------------            ----------------------                ------------------------------
   (State or Other Jurisdiction                     (Commission                             (I.R.S. Employer
         of Incorporation)                          File Number)                           Identification No.)

       383 MADISON AVENUE
       NEW YORK, NEW YORK                                                                        10179
------------------------------------                                                  ------------------------------
       (Address of Principal                                                                   (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Structured Asset
Mortgage Investments II Inc. on September 7, 2004.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
           9.01.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of August 1, 2004, among Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:  /s/ Baron Silverstein
     ---------------------
Name:  Baron Silverstein
Title: Vice President

Dated:  September 13, 2004

                                  EXHIBIT INDEX


                 Item 601 (a) of            Sequentially
Exhibit          Regulation S-K             Numbered
Number           Exhibit No.                Description                    Page
------           -----------                -----------                    ----

1                4                          Pooling and Servicing          4
                                            Agreement